SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 20, 1996

                             PRINS RECYCLING CORP.
             (Exact name of registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)

        0-21436                                          11-2929211
(Commission File Number)                    (IRS Employer Identification Number)

                150 St. Charles Street, Newark, New Jersey 07105
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code (201) 344-2222

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ITEM 5 OTHER EVENTS.

On August 15, 1996, Prins Recycling Corp., a New York corporation ("Prins"), filed a form 12B-25 which reported, inter alia, that on August 26, 1996 it would be filing a complete set of its Schedules of Assets and Liabilities, Schedules of Executory Contracts and Statement of Financial Affairs (collectively, the "Schedules") pursuant to Rule 1007(b)(1) of the Federal Rules of Bankruptcy Procedure. By Order of the Bankruptcy Court, dated August 20, 1996, Prins received an extension for the filing of the Schedules until September 13, 1996.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PRINS RECYCLING CORP.

                                      By /s/ FRED L. PRINS
                                         -------------------------------
                                         Name:  Fred L. Prins
                                         Title: President


Dated: August 26, 1996